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                                                                   EXHIBIT 23.1


                         [LATHAM & WATKINS LETTERHEAD]


                               September 21, 1999






          Re: Satyam Limited, Registration Statement on Form F-1 (the "Registration Statement")
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     We hereby consent to the reference to our firm under the caption "Legal
     Matters" in the prospectus included as a part of the Registration Statement and any amendments thereto.

                           /s/  LATHAM & WATKINS

                                 LATHAM & WATKINS
                                 Attorneys at Law